                                                          Exhibit 10.7

                          AMENDMENT NO. 3 TO
                 16% SENIOR UNSECURED PROMISSORY NOTE

     Reference is hereby made to that certain Promissory Note dated December 10,
2002, as amended to date (the "NOTE"),  issued by Empire Resorts, Inc. (formerly
Alpha Hospitality  Corporation),  a Delaware corporation (the "COMPANY"), to the order of Societe Generale (the "HOLDER"), in the principal amount of $1,600,000.

     WHEREAS,  the remaining unpaid  principal amount of the Note  ($1,350,000), and all unpaid accrued  interest  thereon,  is due and payable on June 15, 2003;
and

     WHEREAS,  the Holder has agreed to extend this  payment due date until June
20, 2003.

     NOW,  THEREFORE,  in  consideration  of the premises  and mutual  covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  AMENDMENT.  Section 3(A) of the Note is hereby amended by deleting such subsection in its entirety and inserting in its stead the following:

          "(A) The payment of the  principal on this Note shall be due in such amounts and on such payment dates (each,  a "Payment
          Date") as follows:  (i) $250,000 shall be due and payable on
          April 15, 2003, and (ii) $1,350,000 shall be due and payable on  June  20,  2003.  Accrued  interest  on the  outstanding principal  amount of this Note shall also be due and payable on each  Payment  Date.  Interest  will  accrue  on  overdue payments of  principal  and  interest at the rate of 16% per annum."

     2. GOVERNING LAW. This Amendment  shall be governed by,  enforced under and construed in accordance  with the laws of the State of New York,  without giving effect to the principles of conflicts of laws thereof.

     3.  MISCELLANEOUS.  This  Amendment  shall be binding upon and inure to the benefit of and be enforceable  by the  respective  successors and assigns of the parties  hereto.  This Amendment may be executed in any number of  counterparts, each of which shall be an original,  but all of which together shall  constitute one instrument.  Except as amended  hereby,  and by amendments 1 and 2 (all such previous amendments being valid and applicable), the Note remains unmodified and in full force and effect.

                       [Signature Page Follows]

        [SIGANTURE PAGE TO AMENDMENT NO. 3 TO PROMISSORY NOTE]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed by the undersigned, thereunto duly authorized, as of June 12, 2003.

                                     EMPIRE RESORTS, INC.
                                     (FORMERLY ALPHA HOSPITALITY CORPORATION)

                                     By: /s/ Scott A. Kaniewski
                                        ----------------------------------------
                                        Name:  Scott A. Kaniewski
                                        Title: Chief Financial Officer

                                     SOCIETE GENERALE

                                     By: /s/ Francois Barthelemy
                                        ----------------------------------------
                                        Name:  Francois Barthelemy
                                        Title: Managing Director